SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 6, 2008
Date of Report (Date of earliest event reported)
Anchor BanCorp Wisconsin Inc.
(Exact Name of Registrant as Specified in its Charter)
Wisconsin
(State or Other Jurisdiction of Incorporation)

00020006 (Commission File Number)	391726871 (IRS Employer Identification No.)
25 West Main Street, Madison, Wisconsin 57303
(Address of Principal Executive Office) (Zip Code)
608-252-8982
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On October 6, 2008, Anchor BanCorp Wisconsin Inc., the holding company of AnchorBank, fsb, issued a press release announcing that it had filed a shelf Registration Statement on Form S-3 with the Securities and Exchange Commission and that it had increased its allowance for loan losses as of September 30, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Exhibits
     The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
     (d) Exhibit:
          99.1 Anchor BanCorp Wisconsin Inc. Press Release dated October 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.
Date: October 6, 2008	By:	/s/ Dale C. Ringgenberg
Senior Vice President and
Chief Financial Officer

EXHIBIT TABLE

Exhibit	Description
99.1	Anchor BanCorp Wisconsin Inc. Press Release